As filed with the Securities and Exchange Commission on April 30, 2013

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Web.com Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	94-3327894 (I.R.S. Employer Identification No.)

12808 Gran Bay Parkway West Jacksonville, Florida (Address of Principal Executive Offices)	32258 (Zip Code)

2005 Equity Incentive Plan

2005 Non-Employee Directors’ Stock Option Plan
(Full title of the plan)

David L. Brown
Chief Executive Officer
Web.com Group, Inc.
12808 Gran Bay Parkway West
Jacksonville, Florida 32258
(Name and address of agent for service)

(904) 680-6600
(Telephone number, including area code, of agent for service)

Copies to:

James F. Fulton, Jr., Esq.

Cooley LLP

3175 Hanover Street

Palo Alto, California 94304

(650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share(2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	2,399,170 shares	$16.90	$40,545,973.00	$5,530.47

(1)	Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of Registrant’s Common Stock that become issuable under the plans by reason of any stock dividend, stock split, recapitalization, or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant’s Common Stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Select Market on April 24, 2013.

The chart below details the calculation of the registration fee:

Title of Securities to be Registered	Number of Shares	Offering Price Per Share	Aggregate Offering Price

Common Stock, par value $0.001 per share, reserved for future issuance under the 2005 Equity Incentive Plan	1,940,170	$16.90	$32,788,873.00

Common Stock, par value $0.001 per share, reserved for future issuance under the 2005 Non-Employee Directors’ Stock Option Plan	459,000	$16.90	$7,757,100.00

Total	2,399,170		$40,545,973.00

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 2,399,170 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Equity Incentive Plan and 2005 Non-Employee Directors’ Stock Option Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENT ON FORM S-8

The contents of the Registrant’s Registration Statement on Form S-8 (File No. 333-1129406), filed with the SEC on November 2, 2005, which relates to the Registrant’s 2005 Equity Incentive Plan and 2005 Non-Employee Directors’ Stock Option Plan, are incorporated by reference herein.

EXHIBITS

Exhibit Number	Description
3.1(1)	Amended and Restated Certificate of Incorporation
3.2(2)	Amended and Restated Bylaws
3.3(3)	Certificate of Ownership and Merger
4.1(4)	Specimen Stock Certificate
5.1	Opinion of Cooley LLP
23.1	Consent of Independent Registered Public Accounting Firm
23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1.
24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.
99.1(5)	2005 Equity Incentive Plan
99.2(6)	2005 Non-Employee Directors’ Stock Option Plan

(1)	Filed as Exhibit 3.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-124349), filed with the SEC on April 27, 2005, as amended, and incorporated by reference herein.

(2)	Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, filed with the SEC on February 10, 2009, and incorporated by reference herein.

(3)	Filed as Exhibit 3.3 to the Registrant’s Current Report on Form 8-K, filed with the SEC on October 30, 2008, and incorporated by reference herein.

(4)	Filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed with the SEC on October 30, 2008, and incorporated by reference herein.

(5)	Filed as Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-124349), filed with the SEC on April 27, 2005, as amended, and incorporated by reference herein.

(6)	Filed as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-124349), filed with the SEC on April 27, 2005, as amended, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on April 29, 2013.

WEB.COM GROUP, INC.

By:	/s/ David L. Brown
David L. Brown
Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Brown, Kevin M. Carney and Matthew P. McClure, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David L. Brown	Chief Executive Officer and Director	April 29, 2013
David L. Brown	(Principal Executive Officer)

/s/ Kevin M. Carney	Chief Financial Officer	April 29, 2013
Kevin M. Carney	(Principal Financial and Accounting Officer)

/s/ /Timothy I. Maudlin	Director	April 29, 2013
Timothy I. Maudlin

/s/ Hugh M. Durden	Director	April 29, 2013
Hugh M. Durden

/s/ Philip J. Facchina	Director	April 29, 2013
Philip J. Facchina

/s/ Anton J. Levy	Director	April 29, 2013
Anton J. Levy

/s/ Robert S. McCoy, Jr.	Director	April 29, 2013
Robert S. McCoy, Jr.

/s/ Deborah H. Quazzo	Director	April 29, 2013
Deborah H. Quazzo

EXHIBIT INDEX

Exhibit Number	Description
3.1(1)	Amended and Restated Certificate of Incorporation
3.2(2)	Amended and Restated Bylaws
3.3(3)	Certificate of Ownership and Merger
4.1(4)	Specimen Stock Certificate
5.1	Opinion of Cooley LLP
23.1	Consent of Independent Registered Public Accounting Firm
23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1.
24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.
99.1(5)	2005 Equity Incentive Plan
99.2(6)	2005 Non-Employee Directors’ Stock Option Plan

(1)	Filed as Exhibit 3.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-124349), filed with the SEC on April 27, 2005, as amended, and incorporated by reference herein.

(2)	Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, filed with the SEC on February 10, 2009, and incorporated by reference herein.

(3)	Filed as Exhibit 3.3 to the Registrant’s Current Report on Form 8-K, filed with the SEC on October 30, 2008, and incorporated by reference herein.

(4)	Filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed with the SEC on October 30, 2008, and incorporated by reference herein.

(5)	Filed as Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-124349), filed with the SEC on April 27, 2005, as amended, and incorporated by reference herein.

(6)	Filed as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-124349), filed with the SEC on April 27, 2005, as amended, and incorporated by reference herein.